UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2014

NorthStar Real Estate Income Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-54671 (Commission File Number)	26-4141646 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 20, 2014, NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”), through a subsidiary of its operating partnership, amended the terms of the Master Repurchase Agreement (as amended, the “Citi Facility”), dated as of July 18, 2012, with Citibank, N.A. (“Citibank”), extending the term during which NorthStar Income may borrow additional amounts under the Citi Facility for an additional two years, to October 18, 2016. All other terms governing the Citi Facility, and NorthStar Income's related limited guaranty (the "Guaranty"), remain the same.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the Fourth Amendment to Master Repurchase Agreement, dated as of October 20, 2014, between NSREIT CB Loan, LLC, an indirect wholly-owned subsidiary of NorthStar Income, and Citibank, filed as Exhibit 10.1 to this Current Report on Form 8-K, and the Citi Facility and Guaranty that were filed as exhibits to the Current Report on Form 8-K filed on July 19, 2012 with the Securities and Exchange Commission (the “SEC”), which agreements are incorporated herein by reference.

8.01. Other Events

The Board of Directors (the “Board”) of NorthStar Income has adopted a modified investment allocation policy (the “Policy”), which sets forth the method for allocating investment opportunities among NorthStar Income as well as any other companies, funds or vehicles managed or advised by NorthStar Income’s advisor, NSAM J-NSI Ltd (the “Advisor”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, and an affiliate of NorthStar Asset Management Group, Inc., NorthStar Income’s sponsor (the “Sponsor”), and the Advisor’s affiliated advisors and sub-advisors (the “NSAM Group”). The terms of the Policy are set forth below:

NorthStar Income’s investment strategy may be similar to that of, and may overlap with, the investment strategies of the other sponsored non-traded companies, NorthStar Realty Finance Corp. and any other future companies, funds or vehicles (collectively with NorthStar Income, the “NSAM Managed Companies”) managed or advised by the NSAM Group. Therefore, many investment opportunities that are suitable for NorthStar Income may also be suitable for other NSAM Managed Companies.

The NSAM Group will allocate, in its sole discretion, all investment opportunities to one or more of the NSAM Managed Companies, including NorthStar Income, or the Sponsor, for which the investment opportunity is most suitable. When determining the entity for which an investment opportunity would be the most suitable, the factors that the NSAM Group may consider include, without limitation, the following:

•	investment objectives, strategy and criteria;

•	cash requirements;

•	effect of the investment on the diversification of the portfolio, including by geography, size of investment, type of investment and risk of investment;

•	leverage policy and the availability of financing for the investment by each entity;

•	anticipated cash flow of the asset to be acquired;

•	income tax effects of the purchase;

•	the size of the investment;

•	the amount of funds available;

•	cost of capital;

•	risk return profiles;

•	targeted distribution rates;

•	anticipated future pipeline of suitable investments;

•	the expected holding period of the investment and the remaining term of the NSAM Managed Company, if applicable; and

•	affiliate and/or related party considerations.

If, after consideration of the relevant factors, the NSAM Group determines that an investment is equally suitable for more than one company, the investment will be allocated on a rotating basis. If, after an investment has been allocated to a particular company, including NorthStar Income, a subsequent event or development, such as delays in structuring or closing on the investment, makes it, in the opinion of the NSAM Group, more appropriate for a different entity to fund the investment, the NSAM Group may determine to place the investment with the more appropriate entity while still giving credit to the original allocation. In certain situations, the NSAM Group may determine to allow more than one NSAM Managed Company, including NorthStar Income, and the Sponsor to co-invest in a particular investment. In discharging its duties under the Policy, the NSAM Group endeavors to allocate investment opportunities among the NSAM Managed Companies and the Sponsor in a manner that is fair and equitable over time.

While these are the current procedures for allocating investment opportunities, the NSAM Group may sponsor additional investment vehicles in the future and, in connection with the creation of such investment vehicles or otherwise, the NSAM Group may revise the Policy. The result of such a revision to the Policy may, among other things, be to increase the number of parties who have the right to participate in investment opportunities sourced by the NSAM Group, thereby reducing the number of investment opportunities available to NorthStar Income. Changes to the Policy that could adversely impact the allocation of investment opportunities to NorthStar Income in any material respect may be proposed by the NSAM Group and must be approved by the Board. In the event that the NSAM Group adopts a revised allocation policy that materially impacts NorthStar Income’s business, NorthStar Income will disclose this information in the reports NorthStar Income files publicly with the SEC, as appropriate.

The decision of how any potential investment should be allocated among NorthStar Income and other NSAM Managed Companies for which such investment may be most suitable may, in many cases, be a matter of highly subjective judgment which will be made by the NSAM Group in its sole discretion.

NorthStar Income’s right to participate in the investment allocation process described herein will terminate once NorthStar Income is no longer advised by the Advisor or an affiliate of the NSAM Group. The Advisor is required to inform the Board at least annually of the investments that have been allocated to NorthStar Income and other NSAM Managed Companies so that the Board can evaluate whether NorthStar Income is receiving its fair share of opportunities. Based on the information provided, the Board (including the independent directors) has a duty to determine that the Policy is being applied fairly. The NSAM Group’s success in generating investment opportunities for NorthStar Income and the fair allocation of opportunities among NorthStar Income and other NSAM Managed Companies are important factors in the Board’s determination to continue NorthStar Income’s arrangements with the Advisor.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Fourth Amendment to Master Purchase Agreement, dated as of October 20, 2014, by and among NSREIT CB Loan, LLC and Citibank, N.A.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “intends” or other similar words or expressions. These statements are based on NorthStar Income’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income’s expectations include, but are not limited to, the ability of NorthStar Income to comply with the terms and conditions of the Citi Facility, future property values, the impact of any losses from NorthStar Income's investments on cash flow and returns, property level cash flow, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, the ability to achieve targeted returns, changes to generally accepted accounting principles, policies and rules applicable to REITs and the factors specified in in Part I, Item 1A of NorthStar Income’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in NorthStar Income’s other filings with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income on the date of this report and NorthStar Income is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income Trust, Inc.

Date: October 24, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amendment to Master Purchase Agreement, dated as of October 20, 2014, by and among NSREIT CB Loan, LLC and Citibank, N.A.

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